September 6, 2006

Clay T. Henry
319 Vista Drive
Phoenixville, PA 19460

Dear Clay:

I am pleased to offer you the full-time position of Executive Vice President of Trust and Wealth Advisory Services with First National Bank of Chester County
(FNB) at an annualized base salary of $185,000, paid at a bi-weekly rate of $7,115.39, pending satisfactory reference, background and fingerprinting checks. This offer is also conditional on your obtaining a Release from your Employment Agreement with Harleysville Management Services, LLC that is acceptable to us. Your start date will be determined.

You will receive as a sign on bonus $32,000 from which taxes will be deducted. This will be paid in two equal installments: the first installment paid within 30 days of your start date, and the second installment paid in January 2007. If you voluntarily end your employment with FNB for any reason before completing twelve months of service, you agree to repay this sign on bonus.

To defray your insurance continuation expenses, you will receive an additional $3,378 from which taxes will not be deducted. This amount will be paid to you within 30 days of your start date.

Additionally, within 90 days of your start date you will receive 1,000 shares of FNB restricted stock.

Below is a chart summarizing employee benefits as a full-time employee and associated eligibility dates:

                            EMPLOYEE BENEFIT SUMMARY*

      NOTE: This information is based on our current benefit package, which is subject to change at any time.

------------------------------------------------------------------------------------------------------------
          BENEFIT                   ELIGIBILITY                          DESCRIPTION
                                        DATE
------------------------------------------------------------------------------------------------------------
SAVINGS
------------------------------------------------------------------------------------------------------------
401(k) Match                      1st day of month   o  75% match on every dollar contributed into plan up
                                   after 3 months       to 5% of annual compensation
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
401(k) Fixed Contribution                            o  Discretionary Bank contribution based on bank
                                                        profitability made after the fourth quarter of each
                                                        year to employee's 401(k) account
                                                     o  3% of base salary on first $30,000; 6% on remainder
                                                        o Must have completed 12 months of service, 1000
                                                        hours worked and be an employee on 12/31 to be
                                                        eligible
------------------------------------------------------------------------------------------------------------
Medical Spending Account          1st day of month   o  Employee may contribute $3,500 annual maximum
                                   after 3 months
------------------------------------------------------------------------------------------------------------
Dependent Care Spending Account   1st day of month   o  Employee may contribute $5,000 annual maximum
                                   after 3 months
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
INSURANCE                                                For 2006:
------------------------------------------------------------------------------------------------------------------
Medical Insurance                    1st day of month    o  Choice of 3 Plans under Independence Blue Cross
                                      after 3 months        Keystone HMO, Keystone POS and Personal Choice o
                                                            Bank contributes same dollar amount for each tier of
                                                            coverage for all three plans
------------------------------------------------------------------------------------------------------------------
Dental Insurance                     1st day of month    o  Delta Dental
                                      after 3 months
------------------------------------------------------------------------------------------------------------------
Group Term Life Insurance               Immediately      o  3x base salary up to a maximum of $345,000
                                                         o  Bank pays 100% of premium
------------------------------------------------------------------------------------------------------------------
Accidental                              Immediately         Death and Dismemberment Insurance o 3x base salary up
                                                            to a maximum of $345,000 o Bank pays 100% of premium
------------------------------------------------------------------------------------------------------------------
Voluntary Life Insurance             1st day of month    o  Elective benefit paid for by employee
                                      after 3 months     o  Guaranteed issue for employee - $140,000
------------------------------------------------------------------------------------------------------------------
Short Term Disability (STD)          1st day of month    o  Self-insured program paid for by Bank
                                      after 3 months
------------------------------------------------------------------------------------------------------------------
Long Term Disability (LTD)              Immediately      o  Bank pays 100% of premium
------------------------------------------------------------------------------------------------------------------

* Benefits subject to change each calendar year.

------------------------------------------------------------------------------------------------------------------
EDUCATION
------------------------------------------------------------------------------------------------------------------
Professional Development Network      Immediately        o  100% of cost paid for by Bank
------------------------------------------------------------------------------------------------------------------
Tuition Reimbursement                After 6 months      o  75-90% reimbursement (up to $4,500 annually for
                                                             graduate courses)
                                                         o  Reimbursement percent based on final grade
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
OTHER
------------------------------------------------------------------------------------------------------------------
Bank Paid Holidays                   As each occurs      o  10 days, depending on start date
------------------------------------------------------------------------------------------------------------------

As an Executive Vice President, you will also be entitled to the additional benefits listed below:

----------------------------------------------------------------------------------------------------------------
             BENEFIT                      ELIGIBILITY        BRIEF DESCRIPTION
                                             DATE
----------------------------------------------------------------------------------------------------------------
OFFICER
----------------------------------------------------------------------------------------------------------------
Paid Time Off (PTO)                        Exception         o  6 weeks (240 hours) annually/9 days
                                                                immediately for 2006
----------------------------------------------------------------------------------------------------------------
Auto Allowance                            Immediately        o  $700/month over 26 pays or $323.08 bi-weekly
----------------------------------------------------------------------------------------------------------------
Supplemental Benefit Retirement Plan      Immediately        o  Non-qualified Plan
(SBRP)                                                       o  Bank contributes 3% of annual salary plus
                                                                interest
----------------------------------------------------------------------------------------------------------------
Cell Phone                                Immediately        o  Bank paid
----------------------------------------------------------------------------------------------------------------

Additionally, you will be eligible to participate in and receive the full pay out of restricted FNB shares, if any, under the 2006 Executive Long Term Incentive Plan (2006 LTIP Plan). The distribution to you will be in accord with the timing, amount and other conditions of the 2006 LTIP Plan.

As an employee of First National Bank of Chester County, you are entitled to one free bank account. If you do not currently bank with us, you will be given an opportunity to open an account by the end of your first day of employment so that you may take advantage of our direct deposit payroll program.

On your first day, please report at 8:00 am to the Administrative Center, located at 887 South Matlack Street, West Chester, PA. The Employment/Training Assistant will meet with you to complete the required forms and documents for your employment. When you report to the Administrative Center, please bring with you either one form of identification from List A, or two forms of identification, one from List B and one from List C, as required by the Immigration Act. Please see the attached I-9 form for more information.

If the arrangements outlined above are satisfactory to you, please sign both copies of the letter and return one original to me.

John Featherman, Kevin Quinn, and the executive team very much look forward to your joining First National. If you have any questions, please feel free to contact me at (484)-881-4404.

Sincerely,

Deborah R. Pierce
Executive Vice President Human Resources and Administration

cc: John A. Featherman III, CEO
    Kevin C. Quinn, President


--------------------------------------------------------------------------------
Your employment is for no set term and may be terminated at any time, for any reason by either you or the First National Bank. This letter, along with your signed Application for Employment and signed Separation Benefits Agreement, constitute our entire agreement regarding the terms and conditions of employment. There are no other agreements, oral or written, between us. If you agree to the above terms and conditions, please sign this letter and return it. The attached copy may be retained for your files.


Accepted:  Clay T. Henry                                  Date:  9/13/06
         ------------------------------------------              ---------------